THE SARATOGA ADVANTAGE TRUST
                                                   ANNUAL REPORT
                                               AS OF AUGUST 31, 1998







                                                 TABLE OF CONTENTS




               Chairman's                                                Page 1
               Letter

               Investment                                                Page 3
               Review

               Schedules of                                              Page 17
               Investments

               Statements of Assets and                                  Page 37
               Liabilities

               Statements of                                             Page 38
               Operations

               Statements of Changes in Net Assets                       Page 39

               Notes to Financial                                        Page 41
               Statements

               Financial                                                 Page 44
               Highlights

               Independent Auditor's                                     Page 47
               Report

               Tax Information                                           Page 48









                This   report   is   authorized   for   distribution   only   to
                       shareholders and to others who have received a copy of the prospectus.


                                    TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia                    Trustee, Chairman, President & CEO
     Patrick H. McCollough                   Trustee
     Udo W. Koopmann                         Trustee
     Floyd E. Seal                           Trustee
     Stephen Ventimiglia                     Vice President
     Scott C. Kane                           Vice President & Secretary
     William P. Marra                        Treasurer & Chief Financial Officer
     Michael Durham                          Assistant Treasurer
     Carol Highsmith                         Assistant Secretary




     Investment Manager                                      Distributor

     Saratoga Capital Management                  Unified Management Corporation
     1501 Franklin Avenue                         431 North Pennsylvania Street
     Mineola, NY  11501-4803                      Indianapolis, IN  46204-1806


     Transfer and Shareholder Servicing Agent              Custodian

     State Street Bank and Trust Company     State Street Bank and Trust Company
     P.O. Box 8514                           P.O. Box 351
     Boston, MA  02266                       Boston, MA  02101





                                           THE SARATOGA ADVANTAGE TRUST

                                           Annual Report to Shareholders

October 19, 1998


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust. During my most recent appearance on CNN-fn on August 21, 1998, I discussed the merits of using asset allocation strategies to achieve long-term investment goals. The discussion seems particularly important in light of the recent market volatility and the impact it may have had on those who did not utilize asset allocation strategies. Please review the market returns for the period covered by this annual report (the twelve months from September 1, 1997 through August 31, 1998), and then contrast them with the long term performance of the asset classes shown in the chart below. During this annual report period the U.S. stock market produced mixed results and the U.S. bond market experienced positive performance. During this period of time, U.S. large capitalization stocks provided a total return of 8.1%, as measured by the Standard and Poor's 500 Index and U.S. small capitalization stocks lost 19.4% as gauged by the Russell 2000 Index. The total return for bonds for the year ended August 31, 1998 was 9.0%, as measured by the Lehman Intermediate Government/Corporate Bond Index. International stocks produced slightly negative returns during the period, losing 0.1% as reported by the Morgan Stanley Europe, Australia and Far East (EAFE) Index.
                                       ALLOCATION  ALLOCATION   ALLOCATION

Don't let the recent short-term stock and bond market fluctuations change your investment strategy. Use a well established asset allocation strategy to help you to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). A key goal of asset allocation is to establish a "comfortable" blend of investments that can help you stay invested long-term. Historically, staying invested long-term has produced impressive results in some asset classes. According to data from Ibbotson Associates, from January 1925 to January 1998, a $10,000 investment in the asset classes below would have performed as follows:




-------------------------------------- ---------------------------------- --------------------------------- --------------------
             ASSET CLASS                      INITIAL INVESTMENT                  INVESTMENT VALUE            RATE OF RETURN
                                                 January 1925                       January 1998
-------------------------------------- ---------------------------------- --------------------------------- --------------------
-------------------------------------- ---------------------------------- --------------------------------- --------------------
U.S. Small Stocks                                   $10,000                        $51.2 million                12.60%/year
-------------------------------------- ---------------------------------- --------------------------------- --------------------
-------------------------------------- ---------------------------------- --------------------------------- --------------------
U.S. Common Stocks                                  $10,000                        $18.4 million                11.01%/year
-------------------------------------- ---------------------------------- --------------------------------- --------------------
-------------------------------------- ---------------------------------- --------------------------------- --------------------
U.S. Intermediate-Term Government
Bonds                                               $10,000                           $403,100                  5.27%/year
-------------------------------------- ---------------------------------- --------------------------------- --------------------
-------------------------------------- ---------------------------------- --------------------------------- --------------------
U.S. 30 Day Treasury-Bills                          $10,000                           $142,600                  3.76%/year
-------------------------------------- ---------------------------------- --------------------------------- --------------------
-------------------------------------- ---------------------------------- --------------------------------- --------------------
U.S. Inflation                                      $10,000                           $90,100                   3.10%/year
-------------------------------------- ---------------------------------- --------------------------------- --------------------






As you can see, a small increase in your investment rate of return can make a significant difference in the wealth that you may accumulate. In addition, the equity (stock) based investments, especially small capitalization stocks, outperformed the fixed income investments significantly. Obviously it paid to have a portion of an investment portfolio in stocks if an investor wanted to accumulate significant wealth through investing. But stocks carry the most risk of the asset classes above, and past performance is not a guarantee of future results. Consequently, it is important for you to work closely with your financial advisor to establish a personalized asset allocation strategy that is designed specifically for your individual investment objective, time horizon, risk tolerance and investment preferences.

According to the Financial Analysts Journal, asset allocation is one of the most important investment decisions that you can make. In fact, the Journal reported that over 91% of the variation in investment returns is due to asset allocation. The Saratoga Advantage Trust was established to work hand-in-hand with each investors' asset allocation strategy. Once your asset allocation strategy has been determined, it is critically important that it be properly implemented. This is why the Saratoga Advantage Trust portfolios utilize institutional money managers who manage money for some of the world's largest corporations, pension plans, and municipalities. We chose these institutional managers for many of the same reasons that many Fortune 500 companies choose them: consistency of management style, adherence to investment philosophy, and national reputations in their specialized investment disciplines. These benefits enable investors using the Saratoga portfolios to create a balanced and diversified investment portfolio using the same approach as many large institutional investors. Your financial advisor can assist you in establishing and monitoring a sensible asset allocation strategy that can help you meet your long-term investment goals. Finally, regarding the Saratoga Advantage Trust International Equity Portfolio, on May 5, 1998, each Saratoga Advantage Trust shareholder was sent an Information Statement pertaining to the merger of Ivory & Sime Group, the parent of Ivory & Sime International, Inc., and Ivory & Sime plc, with the FP Asset Management Group, a subsidiary of Friends Provident Group. This merger resulted in the formation of Friends Ivory & Sime plc, a subsidiary of Friends Provident Group and Ivory & Sime International, Inc. became a wholly-owned subsidiary of Friends Ivory & Sime plc. Friends Ivory and Sime plc manages approximately $40 billion for its institutional and high net worth clients. Following you will find specific information on the investment strategy and performance of each of the portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios. We are dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer



                                       LARGE CAPITALIZATION VALUE PORTFOLIO
                                                    Advised by:
                                                  OpCap Advisors
                                                New York, New York


Objective: Seeks total return consisting of capital appreciation and dividend income by investing in a diversified portfolio of common stocks that are believed to be undervalued in the market and offer above-average price appreciation potential.



                                              Large              Lipper Capital
          Total Aggregate                 Capitalization          Appreciation                                   S & P/Barra
       Return for the Period             Value Portfolio             Funds                 S &P 500                 Value
       Ended August 31, 1998                                         Index1                 Index2                 Index3
------------------------------------    -------------------    -------------------    -------------------    --------------------

     Since Inception (9/1/94)*                18.4%                  13.1%                  21.7%                   17.6%

         9/1/97 - 8/31/98                      1.0%                  (4.4)%                  8.1%                  (0.4)%

         3/1/98 - 8/31/98                    (10.4)%                (14.2)%                 (8.1)%                 (13.3)%

*Annualized performance for periods greater than one year




The Saratoga Large Capitalization Value Portfolio invests in a diverse group of companies chosen for their superior business characteristics and reasonable stock market valuations. We remain disciplined in our philosophy of buying undervalued companies that are dominant in their industries, generate high returns and use their free cash flow to increase shareholder value. The strong contributors to the portfolio performance included EXEL Ltd., Becton Dickinson, Carnival Cruise Lines, Freddie Mac and McDonalds. The portfolio owned the common stocks of 38 companies as of August 31, 1998. The five largest holdings were:
EXEL Ltd., a strongly capitalized specialty insurance company; Ace Ltd., one of the leading providers of excess liability insurance in the world; Lockheed Martin Corporation, a major aeronautics and technology company; Philip Morris Companies Inc., a leading consumer products company with three major segments: tobacco, brewing and food products; and Allied Signal Inc. which produces aerospace components, automotive parts and engineered materials including chemicals, plastics, polymers and fibers.

                                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                                    Advised by:
                                                  OpCap Advisors
                                                New York, New York








1. The Lipper Capital Appreciation Funds Index consists of the 30 largest mutual funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. (the funds may take large cash positions). 2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends. 3. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. Past performance is not predictive of future performance.


                                       LARGE CAPITALIZATION GROWTH PORTFOLIO
                                                    Advised by:
                                       Harris Bretall Sullivan & Smith, Inc.
                                             San Francisco, California


Objective: Seeks capital appreciation by investing in a diversified portfolio of common stocks that, in the advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.




                                             Large
         Total Aggregate                 Capitalization          Lipper Growth                                   S & P/Barra
      Return for the Period             Growth Portfolio             Funds                S & P 500                Growth
      Ended August 31, 1998                                         Index1                  Index2                 Index3
-----------------------------------    -------------------    --------------------    -------------------    --------------------

    Since Inception (9/1/94)*                16.8%                   16.7%                  21.7%                   25.5%

         9/1/97 - 8/31/98                     3.9%                   2.2%                    8.1%                   16.4%

         3/1/98 - 8/31/98                   (11.9)%                 (10.9)%                 (8.1)%                 (3.2)%

*Annualized performance for periods greater than one year




The Large Capitalization Growth Portfolio is a collection of high quality U.S. companies, each one carefully analyzed from the bottom up to determine if it is in a position to continue strong, double-digit earnings growth for our clients. We know from experience that earnings growth is the product of a competent, responsible management; competitive advantage through superior products or service; a business plan that supports future growth; and a strong financial position. Despite the market's current volatility, Harris Bretall remains optimistic about the market's potential into the next century. Harris Bretall believes we are in the midst of an unprecedented period for the broad market. With the projection of continued growth through the remainder of the decade and the Dow reaching the 10,000 level by the Year 2000, the portfolio for the future should focus on large, U.S. based companies with a concentration in global consumer franchises, high technology, health care and financial services. Despite the present market sell-off, three powerful macro-economic trends remain trends-demographics, technology and globalization, and the opportunities which they produce for investors still exist. The stocks in the Large Capitalization Growth Portfolio are an example of a portfolio prepared to lead the market's charge upward.


                                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                                    Advised by:
                                       Harris Bretall Sullivan & Smith, Inc.
                                             San Francisco, California





1. The Lipper Growth Funds Index consists of the 30 largest mutual funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

3. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.

Past performance is not predictive of future performance.

                                         SMALL CAPITALIZATION PORTFOLIO
                                                    Advised by:
                                          Thorsell, Parker Partners, Inc.
                                               Westport, Connecticut

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of common stocks of small capitalization growth companies.



         Total Aggregate                      Small                Lipper Small
      Return for the Period              Capitalization              Cap Funds                  Russell 2000
      Ended August 31, 1998                 Portfolio                 Index1                       Index2
-----------------------------------    --------------------    ----------------------      -----------------------

    Since Inception (9/1/94)*                 3.6%                     8.4%                         8.6%

         9/1/97 - 8/31/98                    (30.6)%                  (19.5)%                     (19.4)%

         3/1/98 - 8/31/98                    (39.3)%                  (25.1)%                     (26.5)%

*Annualized performance for periods greater than one year



Since the peak for small cap stocks in late April, the Russell 2000 Index began to decline even as the large cap S&P 500 Index moved to a new high in mid July. Then, when the overall market correction began, small stocks continued to decline as well. The low point for both markets in this year-to-date fell right on the close of the Fund's fiscal year on August 31, 1998. Since then equity markets have moved higher, although accompanied by increased volatility.

While no one can predict when this recent market volatility will abate, when it does the huge compression in small cap stock values should finally begin to lift. We believe that the wide disparity between large cap valuations at 25x Price/Earnings vs. your portfolio's small cap valuations at 12x Price/Earnings will ultimately be corrected. Smaller stock earnings are growing faster, their valuations are lower, specific bargains proliferate and we believe the long-term trend is in their favor. Our investment philosophy and process has been in place for over thirty years and remains consistent. The approach has worked well over the long term in all types of economic conditions. Our senior investment research team, with an average of 25 years experience, conducts rigorous research to identify companies with solid fundamentals, solid management and realistic catalysts for change. In markets such as these all that work really pays off. The potential returns in your portfolio today are the best we have seen since the climactic third quarter bottom in 1990.



                                         SMALL CAPITALIZATION PORTFOLIO
                                                    Advised by:
                                          Thorsell,Parker Partners, Inc.
                                               Westport, Connecticut






1. The Lipper Small Cap Funds Index consists of the 30 largest mutual funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. 2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends.

Past performance is not predictive of future performance.

                                         INTERNATIONAL EQUITY PORTFOLIO
                                                    Advised by:
                                             Friends Ivory & Sime plc
                                                Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of securities of companies headquartered outside the United States.



                                                                   Morgan Stanley
           Total Aggregate                  International            EAFE Index
        Return for the Period              Equity Portfolio        (U.S. Dollars)1
        Ended August 31, 1998
--------------------------------------    -------------------    --------------------

      Since Inception (9/1/94)*                  3.1%                   4.2%

          9/1/97 - 8/31/98                       2.0%                  (0.1)%

          3/1/98 - 8/31/98                      (5.5)%                 (7.8)%

*Annualized performance for periods greater than one year



For most of this year there has been a marked divergence between the stock markets of Western Europe, and those in other parts of the world outside North America. Japan has continued to flounder, with the government seemingly powerless to address the twin problems of a sluggish economy and a critically weak financial system. Emerging markets have on the whole presented an even more dismal picture. The difficulties that initially surfaced in Southeast Asia have been transmitted to emerging markets in all other parts of the globe. Until recently Europe continued to be a safe haven for the international equity investor. Sound profits growth, falling long bond yields and reasonable valuation levels provided immunity to external upheavals. The Russian crisis has, however, brought emerging market turmoil to Europe's doorstep, and this has led to a major reversal in performance recently. Nevertheless, the fundamental outlook remains sound. Friends Ivory & Sime continues to avoid the combination of high risk and low visibility offered by emerging markets, and remains cautious on Japan. Europe is the favored region, although we remain alert to potential opportunities brought up by recent volatility in world markets, especially in Japan. As of August 31, 1998 major weightings in the Portfolio were as follows: Europe 77.1%, UK 15.3% and Latin America 0.8%.


                                         INTERNATIONAL EQUITY PORTFOLIO
                                                    Advised by:
                                             Friends Ivory & Sime plc
                                                Edinburgh, Scotland









1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above. Past performance is not predictive of future performance.

                                        INVESTMENT QUALITY BOND PORTFOLIO
                                                    Advised by:
                                            Fox Asset Management, Inc.
                                             Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of investment quality, actively managed fixed income securities.






                                                                         Lipper
                                                                   Short-Intermediate               Lehman
                                                                       Investment                Intermediate
          Total Aggregate                Investment Quality         Grade Debt Funds              Government/
       Return for the Period               Bond Portfolio                Index1                    Corporate
       Ended August 31, 1998                                                                      Bond Index2
------------------------------------     --------------------      --------------------       --------------------

     Since Inception (9/1/94)*                  6.2%                      7.1%                       7.8%

         9/1/97 - 8/31/98                       7.2%                      7.7%                       9.0%

         3/1/98 - 8/31/98                       3.3%                      3.7%                       4.2%

*Annualized performance for periods greater than one year



The Portfolio seeks to provide high income by investing primarily in investment grade bonds with maturities between 2 and 10 years. In the annual period ended August 31, 1998, the Portfolio distributed dividends of $0.51 per share. Investments are normally divided approximately evenly between U.S. Government and corporate securities. Due to the current phenomenon of tight supply and only a slight yield advantage available in U.S. Treasuries, there is greater emphasis on corporate bond holdings in the Portfolio at this time. Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a conservative investment posture with an average maturity of 3.9 years, and an average duration of 3.3 years in the Portfolio. Other Portfolio statistics as of August 31, 1998 are as follows: Average yield-to-maturity was 5.8%, average coupon was 6.5%, and the average Moody's Rating was A1 with 25 fixed income issues held.


                                         INVESTMENT QUALITY BOND PORTFOLIO
                                                    Advised by:
                                            Fox Asset Management, Inc.
                                             Little Silver, New Jersey







1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. 2. The Lehman Intermediate
Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The indexes are rebalanced monthly by market capitalization. Past performance is not predictive of future performance.



                                             MUNICIPAL BOND PORTFOLIO
                                                    Advised by:
                                                  OpCap Advisors
                                                New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.




                                                                       Lipper General
          Total Aggregate                                                 Municipal                   Lehman
       Return for the Period                Municipal Bond            Debt Funds Index1             Municipal
       Ended August 31, 1998                   Portfolio                                           Bond Index2
-------------------------------------     --------------------      ----------------------      -------------------

     Since Inception (9/1/94)*                   6.4%                       7.6%                       8.0%

          9/1/97 - 8/31/98                       8.4%                       8.6%                       8.7%

          3/1/98 - 8/31/98                       3.4%                       3.3%                       3.4%

*Annualized performance for periods greater than one year





The global meltdown of equity markets during the summer has been the major reason why the U.S. treasury market has soared to historical high prices and low yields. Fears that emerging market economies are faltering as currency devaluations, or expectations of devaluations, become the rule has impacted on our own equity markets as corporate profitability comes into question. The market has already priced in several Federal Reserve easings as it is assumed that Mr. Greenspan will be forced to lower rates as a signal to the international community that the U.S. is ready to add liquidity in a world where the flow of money may begin to dry up. All other domestic fixed income markets lagged behind treasuries for various reasons, but certainly no sector could match the torrential flow of funds into the safe haven of the treasury market. Though municipal yields are also at historic lows, tax-exempt bonds have never been cheaper for such an extended period of time. Many high quality long maturity municipals have nearly the same yield as treasuries which, taking into consideration the tax advantages of municipals, have after tax yields which are considerably higher than treasuries. We have remained fully invested in municipals throughout the year. We have focused on improving the call protection of the portfolio as yields plummeted during this period. We have also increased the allocation to lower coupon municipals which typically perform better in constructive markets such as this. The average weighted maturity of the portfolio is 18 years. The largest sectors of the portfolio are: Health 16%, General Obligiation 23%, Housing 17%, Water Sewer 9% and Power 6%. The largest holdings by state are: New York 14%, Georgia 12%, Wisconsin 10%, California 8%, and Texas 7%.



                                             MUNICIPAL BOND PORTFOLIO
                                                    Advised by:
                                                  OpCap Advisors
                                                New York, New York









1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. 2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. Past performance is not predictive of future performance.



                                      U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                                    Advised by:
                                            Sterling Capital Management
                                             Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities and related repurchase agreements issued by the United States Government, its agencies and instrumentalities.





                                         U.S. Government Money            90 Day T-Bills
              7-Day                        Market Portfolio              Average Discount
          Compound Yield                                                       Yield
-----------------------------------     ------------------------      ------------------------

             8/31/98                             4.5%                          4.9%

         Total Aggregate                 U.S. Government Money              Lipper U.S.
      Return for the Period                Market Portfolio               Treasury Money
      Ended August 31, 1998                                                Market Index1             90 Day T-Bills
-----------------------------------     ------------------------      ------------------------     --------------------

    Since Inception (9/1/94)*                    4.7%                          4.9%                       5.1%
         9/1/97 - 8/31/98                        4.6%                          4.9%                       5.1%
         3/1/98 - 8/31/98                        2.3%                          2.4%                       2.5%




*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share. The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1998, due to the higher yields versus Treasury Bills. The average dollar-weighted portfolio maturity was 60 days, compared with a maximum allowable average maturity of 90 days. For the year-ending August 31, 1998, the Federal Funds rate remained steady at a 5.50% level. Though a formal bias toward higher interest rates was communicated directly from the Federal Reserve Board, global market instability has driven investors to anticipate an easier credit stance by year-end. The disinflationary domestic economy combines with the allure of U.S. Treasury securities as an international safe haven to support our constructive outlook for the fixed income market. Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a constant net asset value of $1.00 per share. 1. The Lipper U.S. Treasury Money Market Fund Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Past performance is not predictive of future performance.

                                        This page intentionally left blank.

August 31,
1998

SCHEDULES OF INVESTMENTS (continued)


U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  Principal
   Amount                                               Value
--------------                                    -------------------
              Federal Farm Credit Bank  - 12.80%
   $1,125,000    5.40%, 09/18/98                          $1,122,131

      120,000    5.41%, 09/30/98                          119,477

    1,420,000    5.34%, 11/06/98                          1,406,098

      500,000    5.33%, 12/07/98                          492,819

      800,000    5.32%, 01/06/99                          784,986

    1,000,000    5.55%, 07/01/99                          1,000,017

              Total Federal Farm Credit Bank
                 (cost--$4,925,528)                       $4,925,528


              Federal Home Loan Bank Discount Notes - 9.41%
      190,000    5.42%, 09/18/98                            $189,514

    2,170,000    5.37%, 10/02/98                           2,159,966

    1,300,000    5.38%, 01/20/98                           1,272,607



              Total Federal Home Loan Bank Discount Notes
                 (cost--$3,622,087)                       $3,622,087


              Federal Home Loan Mortgage Discount Notes - 44.48%
      490,000    5.30%, 09/04/98                            $489,784

       90,000    5.415%, 09/04/98                             89,959

       40,000    5.45%, 09/10/98                              39,946

      175,000    5.38%, 09/11/98                             174,738
                 5.42%, 09/18/98                              49,872

      130,000    5.43%, 09/22/98                             129,588

       90,000    5.44%, 09/23/98                              89,701

       95,000    5.43%, 09/24/98                              94,670

      695,000    5.48%, 09/25/98                             692,461

    1,325,000    5.38%, 09/30/98                           1,319,258

    1,045,000    5.41%, 09/30/98                           1,040,446

    1,300,000    5.38%, 10/01/98                           1,294,172

      755,000    5.39%, 10/02/98                             751,496

      835,000    5.39%, 10/06/98                             830,624

      480,000    5.42%, 10/09/98                             477,254

      420,000    5.43%, 10/09/98                             417,593

    2,200,000    5.42%, 10/14/98                           2,185,757

    1,000,000    5.29%, 10/16/98                             993,388

      245,000    5.41%, 10/16/98                             243,343

    2,500,000    5.40%, 10/28/98                           2,478,625

    1,000,000    5.37%, 11/02/98                             990,752

       30,000    5.38%, 11/13/98                              29,673

    2,245,000    5.42%, 11/13/98                           2,220,326



              Total Federal Home Loan Mortgage Discount Notes
                 (cost--$17,123,426)                     $17,123,426

See accompanying notes to financial statements.
                              35

August 31, 1998

SCHEDULES OF INVESTMENTS (continued)


U.S. GOVERNMENT MONEY MARKET PORTFOLIO (cont'd)

  Principal
   Amount                                               Value

              Federal National Mortgage Association - 32.69%
     $470,000    5.41%, 09/03/98                            $469,859

    1,365,000    5.36%, 09/14/98                           1,362,358

      160,000    5.40%, 09/14/98                             159,688

       30,000    5.41%, 09/15/98                              29,937

      570,000    5.34%, 09/17/98                             568,647

      195,000    5.38%, 09/17/98                             194,534

      550,000    5.39%, 09/21/98                             548,353

    1,580,000    5.33%, 09/23/98                           1,574,854

       10,000    5.42%, 10/05/98                               9,949

      240,000    5.43%, 10/05/98                             238,769

      300,000    5.43%, 10/08/98                             298,326

      155,000    5.43%, 10/16/98                             153,947

    1,010,000    5.44%, 10/22/98                           1,002,216

      660,000    5.38%, 11/02/98                             653,884

      295,000    5.35%, 11/03/98                             292,238

      990,000    5.40%, 11/16/98                             978,714

    1,610,000    5.32%, 12/07/98                           1,586,921

    2,500,000    5.36%, 12/16/98                           2,460,544

              Total Federal National Mortgage Association
                 (cost--$12,583,738)                     $12,583,738


Total Investments
                                           99.38%        $38,254,779
(cost--$38,254,779)


Other Assets in Excess of
   Other                                    0.62%            237,594
Liabilities


Total Net                   100.00%                      $38,492,373
Assets







See accompanying notes to financial statements.
                              36

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INVESTMENT QUALITY BOND PORTFOLIO

   Principal
     Amount                                                     Value

                 U.S. TREASURY NOTES - 44.93%
      $4,075,000    6.125%, 09/30/00                            $4,167,951

       3,000,000    5.625%, 11/30/00                             3,040,770

       8,500,000    6.500%, 08/31/01                             8,842,635



                 Total U.S. Treasury Notes
                    (cost--$15,691,990)                        $16,051,356


                 CORPORATE NOTES & BONDS - 52.19%
                 Aerospace/Defense - 4.21%
       1,500,000 Ratheon Co. 6.50%, 7/15/05                      1,504,605


                 Automotive -  1.77%
         225,000 Ford Motor Credit Corp.7.75%, 10/01/99           229,289


         400,000 General  Motors Acceptance Corp.7.75%, 01/15/99   402,676


                                                                   631,965

                 Banking -  5.97%
       1,500,000 ICI Wilmington Inc.6.95%, 09/15/04               1,536,720


         600,000 Nationsbank Corp.5.375%, 04/15/00                 596,898


                                                                 2,133,618

                 Drugs/Medical Products - 3.06%
       1,000,000 American Home Products Corp. 7.90%,2/15/05      1,095,130



                 Finance -  6.43%
         750,000 BHP Financial USA Ltd.7.875%, 12/01/02             791,407


       1,500,000 Merrill Lynch & Co. Inc.6.00%, 02/12/03            1,504,620



                                                                 2,296,027


                 Health & Hospitals - 3.46%
       1,200,000 Tenet Healthcare Corp.8.625%,12/01/03           1,236,000



                 Metals/Mining - 3.22%

       1,200,000 Cyprus Amax Minerals Co.6.625%, 10/15/05         1,150,788

                 Miscellaneous Financial Services - 12.58%
                 Associates Corp. of North America
         350,000    6.250%, 09/15/00                               354,067

       1,000,000    6.625%, 06/15/05                             1,015,500

                 Bear Stearns & Co.
       1,000,000    5.750%, 02/15/01                               996,960

         350,000    7.625%, 09/15/99                               355,796

                 Morgan Stanley Group
         250,000     5.750%,02/15/01                               249,793

                 TRW Inc.
       1,500,000     6.05%,01/15/05                              1,521,405

                                                                 4,493,521



See accompanying notes to financial statements.
                                     27

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INVESTMENT QUALITY BOND PORTFOLI0 (cont'd)



   Principal
     Amount      CORPORATE NOTES & BONDS (cont'd)               Value
-----------------                                           ---------------

                 Oil/Gas - .81%
        $275,000 Amoco Canada Petroleum Co. Ltd.7.250%, 12/01/02    $290,694



                 Power/Utility - 1.97%
        700,000  Southern California Edison Co.5.875%, 01/15/01    702,877




                 Resource Recovery - 3.57%
                 WMX Technologies, Inc.
         500,000    6.700%, 05/01/01                               506,160

         750,000    7.125%, 06/15/01                               767,445

                                                                 1,273,605

                 Telecommunication - 1.40%
         500,000 Worldcom Inc.6.40%, 08/15/05                     501,690



                 Transportation - 3.74%
       1,300,000 Union Pacific RR Company6.120%, 02/01/04          1,334,697



                 Total Corporate Notes & Bonds
                    (cost--$18,493,686)                        $18,645,217


Total
Investments
                                   97.12%                      $34,696,573
(cost--$34,185,676)


Other Assets in Excess of
   Other                            2.88%                        1,027,126
Liabilities


Total Net                          100.0%                      $35,723,699
Assets














See accompanying notes to financial statements.
                                     28





August
31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO

 Principal
   Amount                                                                 Value


             MUNICIPAL NOTES & BONDS - 98.18%
             ALABAMA - 3.56%
             Health Care
    $350,000 Huntsville Alabama Health Care
             (Series A)
                5.00%, 6/01/17                                          $348,709


             ARIZONA- 4.92%
             Water/Sewer
     500,000 Sedona, Arizona Waste Water Municipal Property
                4.75%, 7/1/27
                                                                         481,725



             CALIFORNIA - 8.19%
             Education - 3.24%
      50,000 California State Public Works Board Lease Revenue
                California State University Projects
                6.00%, 9/01/15                                            56,183
     250,000 California State Public Works Board Lease Revenue
                California State University Projects
                5.375%, 10/01/17                                         260,765

                                                                         316,948

             Housing -  4.14%
     400,000 California Housing Finance Agency (Series A)
                5.30%, 8/01/18                                           405,112


             Water/Sewer -  .81%
      75,000 San Francisco, California City & County Public Utilities
                Community Water Revenue (Series A)
                6.00%, 11/01/15                                           79,753

                                                                         801,813

             COLORADO - 1.67%
             Health/Hospital -
     150,000 Denver, Colorado City & County Revenue
                Children's Hospital Association Project
                6.00%, 10/01/15                                          163,224


                                 FLORIDA - .94%
             Education -  .39%
             Dade County, Florida School Board
      35,000
                Certificates of Participation (Series A)
                5.75%, 5/01/12 (MBIA insured)
                                                                          38,412










See accompanying notes to financial statements.
                                        29

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO (cont'd)

 Principal
   Amount    MUNICIPAL NOTES & BONDS (cont'd)                             Value


             Sales Tax - .55%
     $50,000 St. Petersburg, Florida Professional Sports Facilities
                Sales Tax Revenue
                5.60%, 10/01/15 (MBIA insured)                           $53,223

                                                                          91,635

             GEORGIA - 11.60%
             Airport - 3.28%
     305,000 Atlanta, Georgia Airport Facilities
                6.25%, 1/01/21                                           321,128


             Education - 2.42%
     215,000 Jackson County, Georgia School District
                6.00%, 7/01/14 (MBIA insured)                            237,491


             General Obligation - 2.35%
     200,000 Georgia State General Obligation Bonds (Series B)
                6.25%, 4/01/07                                           230,372


             Power/Utility  3.55%
     350,000 Municipal Electric Authority Georgia
                General Resolution (Series A)
                5.00%, 1/01/20.                                          347,256

                                                                       1,136,247

             IOWA -  .57%
             Water/Sewer
      50,000 West Des Moines, Iowa Water Revenue
                6.80%, 12/01/13 (AMBAC insured)                           55,728


             KENTUCKY - 1.09%
             Turnpike/Toll
     100,000 Kentucky State Turnpike Authority
                Economic Development Road Revenue
                5.625%, 7/01/15 (AMBAC insured)                          106,766


             LOUISIANA - 1.69%
             General Obligation
     150,000 New Orleans, Louisiana General Obligation Bonds
                6.125%, 10/01/16                                         165,819


             MARYLAND - 3.38%
             Resource Recovery
     300,000 Maryland State Energy Financing Administration
                Solid Waste Disposal Revenue Wheelabrator Water
             Projects
                6.30%, 12/01/10
                                                                         331,356









See accompanying notes to financial statements.
                                        30

August
31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO (cont'd)

 Principal
   Amount    MUNICIPAL NOTES & BONDS (cont'd)                             Value



             MASSACHUSETTS - 2.94%

             Transportation - .57%
     $50,000 Massachusetts Bay Transportation Authority
                General Transportation System (Series B)
                5.90%, 3/01/24                                           $55,400

             Water/Sewer  2.37%
     250,000 Massachusetts State Water Authority
                General  (Series B)
                4.50%, 8/01/22                                           232,170

                                                                         287,570


             MICHIGAN - 2.93%
             General Obligation
     250,000 Michigan Municipal Bond Authority
                General Obligation Bonds
                6.50%, 10/01/09                                          286,932


             MISSOURI - .49%
             Housing
      45,000 Missouri State Housing Development Community
                Single Family Mortgage Revenue
                6.90%, 7/01/18                                            47,868


             NEBRASKA - .45%
             Power/Utility
      40,000 Omaha Public Power District (Series C)
                5.50%, 2/01/14                                            43,618


             NEVADA - 2.97%
             General Obligation - 1.34%
      50,000 Clark County, Nevada (Series B)
                6.00%, 06/01/16                                           53,717
      75,000 Nevada State General Obligation Bonds
                Municipal Bond Bank (Series A)
                5.50%, 11/01/20                                           77,840


                                                                         131,557


             Housing - 1.63%
     150,000 Nevada Housing Division
                Single Family Program (Series A1)
                6.15%, 4/01/17                                           159,245

                                                                         290,802








See accompanying notes to financial statements.
                                        31

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO (cont'd)

 Principal
   Amount    MUNICIPAL NOTES & BONDS (cont'd)                             Value


             NEW YORK  13.85%
             Education - 1.43%
             New York State Dormitory Authority
    $125,000    Consolidated City University System
                5.75%, 7/01/09                                          $139,868


             General Obligation - 10.04%
     300,000 New York City General Obligation Bonds (Series H)
                6.50%, 3/15/05.                                          337,632
     200,000 New York State General Obligation Bonds (Series A)
                6.50%, 7/15/06                                           230,118
     400,000 Oneida County, New York Industrial Development Agency
               Mohawk Valley (Series A)
                5.20%, 2/01/13                                           415,564

                                                                         983,314

             Housing -  .82%
             New York State Mortgage Agency Revenue
      75,000    Homeowner Mortgage (Series 54)
                6.10%, 10/01/15                                           80,685


             Pollution Control - .44%
      40,000 New York State Environmental Facilities Corp.
                Pollution Control Revenue
                5.875%, 6/15/14                                           43,541


             Transportation - 1.12%
     100,000 Metropolitan Transportation  Authority
                5.50%, 7/01/08 (FGIC insured)                            109,282


                                                                       1,356,690

             NORTH  DAKOTA - 6.70%
             Housing
     250,000 North Dakota State Housing Finance Agency
             Housing Financial PG. Home Mortgage Fin (Series A)
                5.25%, 7/01/18                                           251,680

     400,000 North Dakota State Housing Finance Agency
             Housing Financial PG. Home Mortgage Fin (Series C)
                5.50%, 7/01/18                                           404,828


                                                                         656,508


             OHIO - .62%
             Health/Hospital
      50,000 Lorain County, Ohio Hospital Revenue
                7.75%, 11/01/13 (AMBAC insured)                           60,549







See accompanying notes to financial statements.
                                        32

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO (cont'd)

 Principal
   Amount    MUNICIPAL NOTES & BONDS (cont'd)                             Value

             PENNSYLVANIA - 6.16%
             Education - 1.63%
    $150,000 Pennsylvania State Higher Educational Facilities
             Authority
                Health Services Revenue University of Pennsylvania
             (Series B)
                5.75%, 1/01/17                                          $159,674


             General Obligation - 3.15%
     300,000 Pennsylvania State
                General Obligation Bonds (Second Series)
                5.00%, 11/15/12                                          308,679


             Tax Allocation - .82%
             Philadelphia, Pennsylvania Municipal Authority Revenue
      75,000
                5.625%, 11/15/14 (FGIC insured)
                                                                          80,134


             Water/Sewer - .56%
      50,000 Pittsburgh, Pennsylvania Water & Sewer Authority
                Water & Sewer Systems Revenue (Series B)
                5.60%, 9/01/15                                            54,619

                                                                         603,106

             PUERTO RICO - .72%
             Power/Utility
      65,000 Puerto Rico Electric Power Authority
                Power Revenue (Series X)
                6.00%, 7/01/15                                            70,871


             SOUTH CAROLINA - 2.57%
             Health & Hospitals
     250,000 Spartanburg County, South Carolina
                Health Services (Series B)
                5.125%, 4/15/17                                          251,780


             TEXAS - 5.64%
             General Obligation - 1.08%
      75,000 Houston, Texas General Obligation Bonds (Series C)
                5.25%, 4/01/14                                            77,224
      25,000 San Antonio, Texas General Obligation Bonds
                6.625%, 8/01/14                                           28,370

                                                                         105,594


             Power/Utility - .53%
      50,000 Brazos River Authority Texas Revenue
                Houston Light & Power Company
                5.80%, 8/01/15 (MBIA insured)                             52,453


             Turnpike/Toll -  4.03%
     400,000 Harris County, Texas
                Toll Road Sub Lien
                5.00%, 8/15/21                                           394,616

                                                                         552,663


See accompanying notes to financial statements.
                                        33

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


MUNICIPAL BOND PORTFOLIO (cont'd)

 Principal
   Amount    MUNICIPAL NOTES & BONDS (cont'd)                             Value

             UTAH - 3.29%
             Power/Utility
    $300,000 Intermountain Power Agency (Series C)
                6.00%, 7/01/02                                          $322,212


             WASHINGTON - .49%
             Power/Utility
             Seattle, Washington Municipal Light & Power Revenue
      35,000
                5.75%, 8/01/11 (Series A)
                                                                          37,600
      10,000 Washington State Public Power Supply Systems
                Nuclear Project Revenue (Series B)
                7.25%, 7/01/12 (FGIC insured)                             10,806

                                                                          48,406


             WISCONSIN - 10.48%
             Health & Hospitials - 7.24%
     400,000 Wisconsin State Health & Educational Facilities
               Waukesha Memorial Hospital (Series A)
             5.25%,8/15/19
                                                                         405,252
     300,000 Wisconsin State Health & Educational Facilities
               Aurora Health Care Inc.
                5.25%, 8/15/27
                                                                         303,735


                                                                         708,987


             Housing - 3.24%
     300,000 Wisconsin Housing & Economic Development
                6.20%, 3/01/27
                                                                         317,646

                                                                       1,026,633


             WYOMING -  .27%
             Housing
      25,000 Wyoming Community Development
                Authority Housing Revenue (Series 1)
                6.65%, 12/01/06                                           26,956



             Total Long Term  Investments
                (cost--$9,152,882)                                    $9,616,186


Total Investments
                                      98.18%                          $9,616,186
(cost--$9,152,882).

Other Assets in Excess of
   Other                               1.82%                             177,782
Liabilities.


Total Net                             100.00%                         $9,793,968
Assets

MBIA - Municipal Bond Investors Assurance
FGIC - Financial Guaranty Insurance Company
AMBAC - American Municipal Bond Assurance Company


See accompanying notes to financial statements.
                                        34
August 31,1998

SCHEDULES OF INVESTMENTS


LARGE CAPITALIZATION VALUE PORTFOLIO

  Principal
    Amount                                                          Value

               SHORT-TERM CORPORATE/GOVERNMENT NOTES - 21.46%
               Conglomerates - 3.67%
               General Electric Capital Corp.
    $1,566,000 5.54%, 09/08/98                                        $1,564,313


               Miscellaneous Financial Services - 7.84%
               Associates Corp. of North America
     1,650,000 5.51%, 09/01/98                                         1,650,000

               IBM Credit Corp.
       365,000 5.50%, 09/01/98                                           365,000

               American Express Credit Corp.
     1,000,000 5.51%, 09/09/98                                           998,776

               Ford Motor Credit Corp.
       136,000 5.51%, 09/09/98                                           135,833

               IBM Credit Corp.
       195,000 5.50%, 09/11/98                                           194,702

                                                                       3,344,311


               Federal Home Loan Bank - 9.95%
       530,000 5.41%, 09/09/98                                           529,363

     1,920,000 5.43%, 09/09/98                                         1,917,683

     1,800,000 5.39%, 09/25/98                                         1,793,532

                                                                       4,240,578


               Total Short-Term Corporate/Government Notes
                                                                      $9,149,202
               (cost--$9,149,202)

    Shares
---------------
               COMMON STOCKS - 78.63%
               Advertising - 1.79%
        14,000 WPP Group PLC                                            $761,250


               Aerospace - 3.28%
        16,000 Lockheed Martin Corp.                                   1,399,000


               Airlines - 2.56%
        20,000 AMR Corp.*                                              1,090,000


               Automotive -  1.94%
        23,526 Lucasvarity PLC                                           826,351


               Banking -  5.72%
        20,000 Bank of Boston Corp.                                      713,750

        10,300 Citicorp                                                1,113,687

         2,166 Wells Fargo & Co.                                         610,541

                                                                       2,437,978




See accompanying notes to financial statements.
                                    17


August 31,1998

SCHEDULES OF INVESTMENTS (continued)


LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)

    Shares     COMMON STOCKS (cont'd)                               Value


               Chemicals -  1.68%
        12,400 Du Pont (E.I.) de Nemours & Co.                          $715,325


               Conglomerates -  .97%
        10,000 Solectron Corp. *                                         413,125


               Defense -  4.24%
        19,000 General Dynamics Corp.                                    903,688

        25,000 Rockwell International Corp.                              906,250

                                                                       1,809,938


               Drugs & Medical Products -  1.36%
        17,360 Becton, Dickinson & Co.                                   578,305



               Electronics - 1.11%
        10,000 Avnet Inc.                                                472,500


               Food Services -  2.37%
        18,000 McDonalds Corp.                                         1,009,125


               Healthcare Services -  1.89%
        31,250 Tenet Healthcare Corp.*                                   806,641


               Insurance - 18.01%
        56,100 Ace Ltd.                                                1,626,900

        23,900 AFLAC, Inc.                                               600,487

         4,837 American International Group, Inc.                        373,961

        35,000 Everest  Re Holdings, Inc.                              1,225,000

        36,792 EXEL Ltd.                                               2,458,166

         4,700 General Re Corp.                                          975,250

        10,000 Renaissance Re Holdings Ltd.                              418,750

                                                                       7,678,514

               Leisure -  1.49%
        22,000 Carnival Corp.                                            635,250



               Machinery/Engineering -  1.74%
        17,600 Caterpillar, Inc.                                         742,500



               Manufacturing -  5.00%
        46,000 Dover Corp.                                             1,253,500

        14,000 Textron Inc.                                              878,500

                                                                       2,132,000


               Metals/Mining -  2.41%
        15,000 Minnesota Mining & Manufacturing Co. *                  1,027,500



               Miscellaneous Financial Services -  6.31%
        43,576 Conseco Inc.                                            1,203,787

        17,200 Countrywide Credit Industries, Inc.                       643,925

        21,400 Federal Home Loan Mortgage Corp.                          845,300

                                                                       2,693,012



See accompanying notes to financial statements.
                                    18

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)

    Shares     COMMON STOCKS (cont'd)                               Value


               Retail -  2.46%
        18,650 May Department Stores Co.                              $1,049,063


               Telecommunications -  4.23%
        37,000 Allied Signal Inc.                                   1,269,562

         8,000 Sprint Corp.                                              536,500


                                                                       1,806,062


               Textiles -  .36%
         7,000 Unifi, Inc.                                               155,750


               Tobacco/Beverages/Food Products -  5.30%
        23,000 International Flavours                                    891,250

        33,000 Philip Morris Inc.                                      1,371,562


                                                                       2,262,812


               Transportation -  2.41%
        29,000 Canadian Pacific Ltd                                      549,187

        15,000 Sabre Group Holdings Inc. *                               480,000

                                                                       1,029,187



               Total Common Stocks
                  (cost--$30,522,912)                                $33,531,188


Total Investments
                                  100.09%                            $42,680,390
(cost--$39,672,114)


Other Liabilities in Excess of
   Other                            (.09%)                              (39,653)
Assets


Total Net                         100.0%                             $42,640,737
Assets

* Non-income producing security.



See accompanying notes to financial statements.
                                    19

August
31,1998

SCHEDULES OF INVESTMENTS (continued)


LARGE CAPITALIZATION GROWTH PORTFOLIO

   Shares                                             Value

              COMMON STOCKS - 98.76%
              Advertising -  2.74%
       32,000 Interpublic Group of Companies,         $1,824,000
              Inc.


              Airlines - 2.21%
       27,000 AMR Corp.*                               1,471,500


              Banking - 6.48%
       23,000 BankAmerica Corp.                        1,473,438

       12,500 Citicorp                                 1,351,563

       50,000 Norwest Corp.                            1,487,500

                                                       4,312,501

              Computers - 3.20%
       58,800 Compaq Computers Corp.                   1,642,725

       10,000 Hewlett Packard                            485,625
              Co

                                                       2,128,350


              Computer Services - 5.21%
       28,000 Automatic Data Processing, Inc.          1,785,000

       20,500 Cisco Systems,Inc.*                      1,678,438

                                                       3,463,438

              Computer Software - 4.75%
       17,500 America OnlineInc.*                      1,433,906

       18,000 MicrosoftCorp.*                          1,726,875

                                                       3,160,781
                                                 ----------------
              Conglomerates - 7.80%
       39,000 Dayton Hudson Corp.                      1,404,000

       22,000 General Electric Co.                     1,760,000

       45,000 Kroger Co.*                              2,025,000


                                                      5,189,000


              Cosmetics/Toiletries - 2.10%
       34,000 Gillette Co.                             1,398,250


              Drugs & Medical Products - 17.84%
       43,000 Abbott Laboratories                      1,655,500

       17,000 Bristol Myers Squibb Co                  1,663,875

       27,000 Johnson & Johnson                        1,863,000

       29,000 Medtronic Inc.                           1,489,875

       16,000 Merck & Co., Inc.                        1,855,000

       18,000 Pfizer Inc.                              1,674,000

       19,400 Schering Plough Corp.                    1,668,400

                                                      11,869,650

              Electronics - 4.23%
       42,000 Applied Materials,Inc.*                  1,031,625

       25,000 Intel Corp.                              1,779,688

                                                       2,811,313

              Entertainment - 2.23%
       54,000 The Walt Disney Co.                      1,481,625


              Food Service -  1.99%
       42,000 Starbucks Corp.*                         1,325,625


              Hotels -  1.04%
       60,000 Cedant Corp.*                              693,750



See accompanying notes to financial statements.
                              20

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


LARGE CAPITALIZATION GROWTH PORTFOLIO (cont'd)


   Shares     COMMON STOCKS (cont'd)                  Value
--------------                                   ----------------

              Household Products -  4.80%
       21,000 Colgate Palmolive Co.                   $1,514,625

       22,000 Proctor & Gamble Co.                     1,683,000


                                                       3,197,625


              Insurance - 2.44%
       21,000 American International Group,            1,623,562
              Inc.


              Manufacturing - 6.94%
       55,000 Dover Corp.                              1,498,750

       30,000 Illinois Tool Works, Inc.                1,453,125

       30,000 Tyco International Ltd.                  1,665,000

                                                       4,616,875
                                                 ----------------

              Miscellaneous Financial Services
              - 3.99%
       47,000 Charles Schwab & Co.*                    1,404,125

       19,000 Merrill Lynch & Co. Inc.                 1,254,000


                                                       2,658,125

              Retail - 8.18%
       46,000 Home Depot Inc.                          1,771,000

       47,000 Safeway Inc.*                            1,850,625

       31,000 Wal-Mart Stores, Inc.                    1,821,250

                                                       5,442,875
                                                 ----------------
              Telecommunications - 3.91%
        5,600 Lucent Technologies Inc.                   396,900

       27,000 MCI Worldcom,Inc.*                       1,105,312

       26,000 Tellabs,Inc.*                            1,098,500

                                                       2,600,712


              Tobacco/Beverages/Food Products - 4.54%
       23,000 Coca Cola Co.                            1,497,875

       55,000 PepsiCo, Inc.                            1,522,812


                                                       3,020,687

              Toys/Games/Hobby - 2.14%
       44,000 Mattel, Inc.                             1,424,500


    1,379,300 Total Common Stocks                      $65,714,744

              (cost--$56,698,613)


Total Investments        98.76%                        $65,714,744

(cost--$56,698,613)


Other Assets in Excess of
   Other                    1.24%                        822,063
Liabilities


Total Net                   100.0%                   $66,536,807
Assets



*Non - income producing security.




See accompanying notes to financial statements.
                              21

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


SMALL CAPITALIZATION PORTFOLIO

     Shares                                                   Value


                  COMMON STOCKS - 97.83%
                  Banking - 2.37%
           25,000 Commercial Federal Corp.                        $550,000



                  Building & Construction - 3.31%
           54,000 Oakwood Homes Corp.                              769,500


                  Computers - 5.21%
                  Apple South Inc.                                 335,800
           29,200
          136,000 Sequent Computer Systems Inc.*                   875,500


                                                                  1,211,300

                  Consumer Products - 2.16%
           19,500 Shopko Stores Inc.*                              500,906


                  Electronics - 15.08%
           43,000 ETEC System Inc.*                              1,037,375

           36,500 Harman International Industries Inc.           1,279,781

          113,000 Vishay Intertechnology Inc.*                   1,186,500

                                                                       3,503,656


                  Food Services - 5.72%
           45,500 Foodmaker Inc.*                                  628,469

           34,000 Richfood Holdings Inc.                           699,125

                                                                       1,327,594


                  Machinery/Engineering - 5.74%
           69,576 Albany International Corp.                     1,334,990


                  Manufacturing - 21.00%
           10,000 Champion Enterprises Inc. *                      233,750

          100,000 Silicon Valley Group Inc.*                       962,500

           24,000 Steinway Musical Instruments Inc. *              588,000

           18,000 Teleflex Inc.                                    567,000

           46,000 Toro Co.                                       1,012,000

           13,000 Varian Associates Inc.                           442,813

           41,000 West Inc.                                      1,073,687

                                                                       4,879,750


                  Media/Broadcasting - 2.01%
           11,000 Media General Inc.                               467,500


                  Metals/Mining - 6.25%
           46,000 Marine Drilling Cos Inc.*                        414,000

          110,000 Oregon Steel Mills Inc.                        1,038,125

                                                                       1,452,125






See accompanying notes to financial statements.
                                   22

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


SMALL CAPITALIZATION PORTFOLIO (cont'd)


     Shares       COMMON STOCKS (cont'd)                      Value


                  Oil/Gas - 11.56%
          130,000 EEX Corp.*                                      $576,875

          120,000 Oceaneering International Inc.*                1,117,500

           80,000 Pride International Inc.*                        635,000

           31,000 Tritron Energy Ltd.*                             356,500

                                                                 2,685,875

                  Pipelines - .81%
           23,300 Shaw Group Inc.*                                  187,856


                  Power/Utility - 1.96%
           28,000 Helmerich and Payne Inc.                          455,000


                  Retail - 7.74%
           70,000 American Homestar Corp.*                       1,076,250

           24,000 Outback Steakhouse Inc.*                         721,500

                                                                       1,797,750

                  Tobacco/Beverage/Food Products - 5.21%
           29,000 Canandaigua Wine Inc.*                         1,210,750

                  Transportation - 1.70%
           15,000 Coach USA Inc.*                                  394,688



        1,574,576 Total Common Stocks
                     (cost--$33,392,122)                       $22,729,240


            Repurchase Agreement - 4.88%                         Principal
                                                                  Amount


       $1,134,000 Repurchase Agreement dated 08/31/98, maturing 09/01/98 with State Street Bank & Trust Company, collateralized by $800,000 U.S. Treasury Bonds, 9.00% due 11/15/18; proceeds $1,131,134
                     (cost--$1,134,000)                         $1,134,000



Total Investments
                                 102.71%                       $23,863,240
(cost--$34,526,122)


Other Liabilities in Excess of
   Other Assets                   (2.71)%                        (628,524)


Total Net Assets                 100.00%                       $23,234,716



 *   Non-income producing security.



See accompanying notes to financial statements.

                                   23




August
31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO

   Shares                                                          Value
--------------                                                 --------------
                     COMMON STOCKS - 93.08%

                     BELGIUM - 3.74%
                     Finance
       39,700        Webs Index Fund Inc.                           $709,638


                     DENMARK - 3.53%
                     Telecommunications
       13,000        Tele Danmark A/S Sponsored ADR *                669,500



                     FINLAND - 3.88%
                     Conglomerates
       11,000        Nokia Corp. Sponsored ADR                       734,938


                     FRANCE - 14.87%
                     Banking - 3.25%
       17,500        Societe Generale France Sponsored ADR           615,903


                     Chemicals - 3.06%
       12,600        Rhone-Poulenc S.A. Sponsored ADR                579,600


                     Food Services - 2.81%
       10,500        Groupe Danone Sponsored ADR*                    532,875


                     Oil/Gas -  2.73%
       10,600        Elf Aquitane S.A. Sponsored ADR                 518,075


                     Telecommunications -  3.02%
       19,000        Alcatel Alsthom Sponsored ADR*                  573,563


                                                               --------------
                                                                   2,820,016
                                                               --------------
                     GERMANY - 9.25%
                     Automotive - 2.83%
       12,800        Sap Aktiengesellschaft Sponsored ADR            536,000


                     Banking - 2.62%
        8,000        Deutsche Bank AG Sponsored ADR                  497,643



                     Machinery/Engineering - 3.80%
        8,000        Mannesmann AG Sponsored ADR                     721,288

                                                                   1,754,931
                                                               --------------
                     GREECE -  .54%
                     Telecommunications
        3,500        Stet Hellas Telecommunications ADR*             102,375


                     IRELAND -  3.19%
                     Drugs & Medical Products
       10,300        Elan PLC  Sponsored ADR*                        605,125


                     ITALY - 6.31%
                     Oil/Gas - 2.88%
       10,800        ENI spa Sponsored ADR*                          546,750


                     Telecommunications - 3.43%
        9,000        Telecom Italia S.P.A.                           650,250

                                                                   1,197,000
                                                               --------------

See accompanying notes to financial statements.
                                        24
August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO (cont'd)

   Shares            COMMON STOCKS (cont'd)                        Value
--------------                                                 --------------

                     MEXICO - .78%
                     Automotive - .46%
        5,700        Desc S A De C V Repstg Ser C  SH ADR *          $88,350


                     Banking - .32%
       11,800        Empresas Ica Sociedad Control  Sponsored         59,738
                     ADR*

                                                                     148,088
                                                               --------------

                     NETHERLANDS - 11.97%
                     Banking - 3.13%
       10,877        Ing Groep N V Sponsored ADR                     592,796


                     Chemicals - 2.79%
       13,400        Akzo Nobel Sponsored ADR                        529,300


                     Printing/Publishing - 4.48%
       20,200        N V Verenigd Bezit VNU Sponsored ADR            850,596


                     Software -  1.57%
       10,500        BAAN Co NVF*                                    297,937

                                                                   2,270,629
                                                               --------------

                     PORTUGAL - 2.78%
                     Telecommunications
       12,700        Portugal Telecommunication S A Sponsored        527,844
                     ADR


                     SPAIN -5.83%
                     Banking - 2.78%
       42,000        Banco Bilbao Vizcaya S A  Sponsored ADR         527,625


                     Telecommunications - 3.05%
        5,300        Telefonica De Espana S A  Sponsored ADR*        578,363

                                                                   1,105,988
                                                               --------------

                     SWEDEN - 4.74%
                     Drugs & Medical Products - 1.49%
       17,500        Astra AB  A SH Sponsored ADR                    282,187


                     Telecommunications - 3.25%
       16,600        Netcom Systems AB Sponsored ADR*                616,275

                                                                     898,462
                                                               --------------

                     SWITZERLAND - 6.39%
                     Drugs & Medical Products - 3.12%
        7,600        Novartis AG Sponsored                           590,883
                     ADR

                     Food Services - 3.27%
        6,700        Nestle S A Sponsored                            621,201
                     ADR

                                                                   1,212,084



See accompanying notes to financial statements.
                                        25

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO (cont'd)

   Shares            COMMON STOCKS (cont'd)                        Value
--------------                                                 --------------

                     UNITED KINGDOM - 15.28%
                     Banking - 1.63%
        3,440        Barclays Plc. Sponsored ADR                    $309,600


                     Conglomerate - 1.73%
       17,500        BAT Industries Plc. Sponsored ADR               328,125


                     Drugs & Medical Products - 1.82%
        6,200        Glaxo Wellcome Plc. Sponsored ADR               344,487


                     Insurance - 2.27%
        6,000        Prudential PLC Sponsored ADR                    430,514


                     Merchandising - 2.10%
       11,900        Boots Plc.  ADR                                 397,734


                     Oil/Gas - 1.50%
        9,100        Shell Transport & Trading Co. ADR               283,806


                     Power/Utility - 1.14%
       32,300        General Electric Ltd.  ADR                      214,992


                     Telecommunications - 2.09%
        3,100        British Telecommunications Plc.  ADR            396,606


                     Tobacco/Beverages/Food Products - 1.00%
       14,707        Bass Plc. Sponsored ADR                         191,191

                                                                   2,897,055
                                                               --------------

                     Total Common Stocks
                        (cost--$17,492,952)                      $17,653,673


Total Investments
                                      93.08%                     $17,653,673
(cost--$17,492,952)


Other Assets in Excess of
   Other                                6.92%                      1,313,227
Liabilities


Total Net Assets                      100.00%                    $18,966,900



*  Non-income producing security.

See accompanying notes to financial statements.
                                        26



August
31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO

   Shares                                                          Value
--------------                                                 --------------
                     COMMON STOCKS - 93.08%

                     BELGIUM - 3.74%
                     Finance
       39,700        Webs Index Fund Inc.                           $709,638


                     DENMARK - 3.53%
                     Telecommunications
       13,000        Tele Danmark A/S Sponsored ADR *                669,500



                     FINLAND - 3.88%
                     Conglomerates
       11,000        Nokia Corp. Sponsored ADR                       734,938


                     FRANCE - 14.87%
                     Banking - 3.25%
       17,500        Societe Generale France Sponsored ADR           615,903


                     Chemicals - 3.06%
       12,600        Rhone-Poulenc S.A. Sponsored ADR                579,600


                     Food Services - 2.81%
       10,500        Groupe Danone Sponsored ADR*                    532,875


                     Oil/Gas -  2.73%
       10,600        Elf Aquitane S.A. Sponsored ADR                 518,075


                     Telecommunications -  3.02%
       19,000        Alcatel Alsthom Sponsored ADR*                  573,563


                                                               --------------
                                                                   2,820,016
                                                               --------------
                     GERMANY - 9.25%
                     Automotive - 2.83%
       12,800        Sap Aktiengesellschaft Sponsored ADR            536,000


                     Banking - 2.62%
        8,000        Deutsche Bank AG Sponsored ADR                  497,643



                     Machinery/Engineering - 3.80%
        8,000        Mannesmann AG Sponsored ADR                     721,288

                                                                   1,754,931
                                                               --------------
                     GREECE -  .54%
                     Telecommunications
        3,500        Stet Hellas Telecommunications ADR*             102,375


                     IRELAND -  3.19%
                     Drugs & Medical Products
       10,300        Elan PLC  Sponsored ADR*                        605,125


                     ITALY - 6.31%
                     Oil/Gas - 2.88%
       10,800        ENI spa Sponsored ADR*                          546,750


                     Telecommunications - 3.43%
        9,000        Telecom Italia S.P.A.                           650,250

                                                                   1,197,000
                                                               --------------

See accompanying notes to financial statements.
                                        24
August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO (cont'd)

   Shares            COMMON STOCKS (cont'd)                        Value
--------------                                                 --------------

                     MEXICO - .78%
                     Automotive - .46%
        5,700        Desc S A De C V Repstg Ser C  SH ADR *          $88,350


                     Banking - .32%
       11,800        Empresas Ica Sociedad Control  Sponsored         59,738
                     ADR*

                                                                     148,088
                                                               --------------

                     NETHERLANDS - 11.97%
                     Banking - 3.13%
       10,877        Ing Groep N V Sponsored ADR                     592,796


                     Chemicals - 2.79%
       13,400        Akzo Nobel Sponsored ADR                        529,300


                     Printing/Publishing - 4.48%
       20,200        N V Verenigd Bezit VNU Sponsored ADR            850,596


                     Software -  1.57%
       10,500        BAAN Co NVF*                                    297,937

                                                                   2,270,629
                                                               --------------

                     PORTUGAL - 2.78%
                     Telecommunications
       12,700        Portugal Telecommunication S A Sponsored        527,844
                     ADR


                     SPAIN -5.83%
                     Banking - 2.78%
       42,000        Banco Bilbao Vizcaya S A  Sponsored ADR         527,625


                     Telecommunications - 3.05%
        5,300        Telefonica De Espana S A  Sponsored ADR*        578,363

                                                                   1,105,988
                                                               --------------

                     SWEDEN - 4.74%
                     Drugs & Medical Products - 1.49%
       17,500        Astra AB  A SH Sponsored ADR                    282,187


                     Telecommunications - 3.25%
       16,600        Netcom Systems AB Sponsored ADR*                616,275

                                                                     898,462
                                                               --------------

                     SWITZERLAND - 6.39%
                     Drugs & Medical Products - 3.12%
        7,600        Novartis AG Sponsored                           590,883
                     ADR

                     Food Services - 3.27%
        6,700        Nestle S A Sponsored                            621,201
                     ADR

                                                                   1,212,084



See accompanying notes to financial statements.
                                        25

August 31,1998

SCHEDULES OF INVESTMENTS (continued)


INTERNATIONAL EQUITY PORTFOLIO (cont'd)

   Shares            COMMON STOCKS (cont'd)                        Value
--------------                                                 --------------

                     UNITED KINGDOM - 15.28%
                     Banking - 1.63%
        3,440        Barclays Plc. Sponsored ADR                    $309,600


                     Conglomerate - 1.73%
       17,500        BAT Industries Plc. Sponsored ADR               328,125


                     Drugs & Medical Products - 1.82%
        6,200        Glaxo Wellcome Plc. Sponsored ADR               344,487


                     Insurance - 2.27%
        6,000        Prudential PLC Sponsored ADR                    430,514


                     Merchandising - 2.10%
       11,900        Boots Plc.  ADR                                 397,734


                     Oil/Gas - 1.50%
        9,100        Shell Transport & Trading Co. ADR               283,806


                     Power/Utility - 1.14%
       32,300        General Electric Ltd.  ADR                      214,992


                     Telecommunications - 2.09%
        3,100        British Telecommunications Plc.  ADR            396,606


                     Tobacco/Beverages/Food Products - 1.00%
       14,707        Bass Plc. Sponsored ADR                         191,191

                                                                   2,897,055
                                                               --------------

                     Total Common Stocks
                        (cost--$17,492,952)                      $17,653,673


Total Investments
                                      93.08%                     $17,653,673
(cost--$17,492,952)


Other Assets in Excess of
   Other                                6.92%                      1,313,227
Liabilities


Total Net Assets                      100.00%                    $18,966,900



*  Non-income producing security.

See accompanying notes to financial statements.
                                        26
August 31,1998

STATEMENTS OF ASSETS AND LIABILITIES



                           --------------------------------------------------------------------------
                             Large      Large                                                U.S.
                           CapitalizatCapitalizatiSmall    InternatioInvestment Municipal  Government
                             Value     Growth   CapitalizatiEquity   Quality       Bond    Money
                                                                        Bond                Market
                           Portfolio  Portfolio Portfolio  Portfolio Portfolio  Portfolio  Portfolio
                           --------------------------------------------------------------------------
Assets
  Investments, at value
(cost--$39,672,114;
    $56,698,613; $34,526,122;
$17,492,952;
    $34,185,676;
$9,152,882 and
    $38,254,779,           $42,680,390$65,714,74$23,863,240$17,653,67$34,696,573$9,616,186 $38,254,779
respectively)
  Cash                         10,779   844,745        606 1,281,909    660,248     97,307       949
  Receivable for shares of beneficial
    interest sold .           157,290   247,415     59,173    81,136     85,712     23,301   387,472
  Deferred organization        12,651    12,747     12,747    12,747     10,290     12,747    12,747
expenses.
  Interest receivable          --        --            134    --        404,564    120,163     9,250
  Receivable from manager      --            11     --        --         --          3,177    --
  Dividends receivable         41,395    46,525      5,570    34,494     --         --        --
  Foreign taxes                --        --         --        15,398     --         --        --
receivable
  Prepaid expenses and         14,450    18,595     14,108    10,100     12,534     11,294    14,351
other assets
                           --------------------------------------------------------------------------
       Total Assets        42,916,955 66,884,78223,955,578 19,089,45735,869,921  9,884,175 38,679,548
                           --------------------------------------------------------------------------

Liabilities
  Payable to manager           16,050    43,351      2,984     7,615     14,704     --         5,768
  Administration fee            6,089    10,244      3,747     2,736      4,540      1,254     4,692
payable
  Payable for shares of
beneficial
    interest redeemed         170,549   184,057     46,014    47,421     53,775     50,936    88,171
  Payable for investments      --        --        578,104    --         --         --        --
purchased
  Other payables and           83,530   110,323     90,013    64,785     73,203     38,017    88,544
accrued expenses.
                           --------------------------------------------------------------------------
       Total Liabilities      276,218   347,975    720,862   122,557    146,222     90,207   187,175
                           --------------------------------------------------------------------------

Net Assets
  Shares of beneficial         23,498    37,311     23,661    17,377     34,724      9,138   384,947
interest at par value
  Paid-in-surplus.         36,820,879 55,949,01827,901,742 18,941,55835,070,373  9,292,607 38,107,755
  Accumulated undistributed net
investment
    Income                    240,241     1,896      1,896   117,534      1,896      1,896     1,896
  Accumulated net realized gain
(loss) on
    Investments and         2,547,843 1,532,451  5,970,299 (270,290)    105,809     27,023   (2,225)
foreign currency
transactions.....
  Net unrealized appreciation
(depreciation)
    on investments          3,008,276 9,016,131 (10,662,882) 160,721    510,897    463,304    --
                           --------------------------------------------------------------------------
       Total Net Assets    $42,640,737$66,536,80$23,234,716$18,966,90$35,723,699$9,793,968 $38,492,373
                           ==========================================================================


   Shares of beneficial     2,349,717 3,731,031  2,366,030 1,737,557  3,472,275    913,816 38,494,598
interest outstanding.
                           --------------------------------------------------------------------------
   Net asset value and         $18.15    $17.83      $9.82    $10.92     $10.29     $10.72     $1.00
offering price per share
                           ==========================================================================





See accompanying notes to financial statements.



Year Ended August 31, 1998

STATEMENTS OF OPERATIONS



                                     --------------   -------------------------------------  ---------------------------------------
                                         Large          Large                                                              U.S.
                                     Capitalization   CapitalizationSmall     International   Investment   Municipal    Government
                                         Value          Growth   Capitalization  Equity      Quality Bond     Bond     Money Market
                                       Portfolio      Portfolio   Portfolio    Portfolio      Portfolio    Portfolio    Portfolio
                                     --------------   -------------------------------------  ---------------------------------------
Investment Income
  Dividends                               $413,434 (1)  $469,298     $188,094     $376,210 (1)    --           --           --
  Interest                                 347,425        55,447       33,343      --          $1,678,160     $441,133   $1,708,403
                                     --------------   -------------------------------------  ---------------------------------------
    Total investment income                760,859       524,745      221,437      376,210      1,678,160      441,133    1,708,403
                                     --------------   -------------------------------------  ---------------------------------------

Operating Expenses
  Management fees (note 2a)                248,449       403,645      219,800      110,905        152,374       46,053      146,517
  Administration fees (note 2c)             43,563        70,934       38,677       16,802         31,607        9,425       35,159
  Transfer and dividend disbursing          87,366       114,032       88,075       51,955         61,798       18,304       83,483
agent fees
  Custodian fees (note 2a)                  59,112        61,111       51,539       52,791         53,389       57,733       52,288

  Registration fees                         16,835        22,638       14,145       11,237         14,157        8,001       14,105
  Amortization of deferred
organization
    expenses (note 1c)                      12,749        12,749       12,749       12,749         12,749       12,749       12,749

  Auditing fees .                           14,779        14,779       14,652       13,479         14,779       14,779       14,779
  Reports and notices to                    15,840        23,394       15,117        5,485         11,357        3,725       12,722
shareholders .
  Legal fees .                              14,040        29,654       16,744        9,595         15,676        5,299       17,196
  Trustees' fees .                          12,694        17,564       11,939        1,960          8,165        1,935        6,781
  Miscellaneous .                            4,874         7,952        4,609        2,311          4,065        1,764        4,884
                                     --------------   -------------------------------------  ---------------------------------------
    Total operating expenses .             530,301       778,452      488,046      289,269        380,116      179,767      400,663
      Less: Management fees waived
and/or
                 expenses assumed         (33,711)       (7,982)     (52,919)     (43,500)       (21,840)     (78,055)     (53,369)
(note 2a)

               Expense offset
                 arrangement (note         (1,172)      (37,560)        (773)     (38,803)       (27,552)      (1,124)        (281)
2a)

      Net operating expenses .             495,418       732,910      434,354      206,966        330,724      100,588      347,013
                                     --------------   -------------------------------------  ---------------------------------------

        Net investment income              265,441     (208,165)    (212,917)      169,244      1,347,436      340,545    1,361,390
(loss) .
                                     --------------   -------------------------------------  ---------------------------------------

Realized and Unrealized
Gain(Loss) on Investments-Net
  Net realized gain (loss) on            2,725,132     1,988,666    6,233,807    (261,415)        171,095       38,175      (2,092)
securities .

  Net change in unrealized
appreciation
    (depreciation) on investments      (4,379,851)    (3,046,018)(16,209,040)    (725,764)        392,011      281,588      --

                                     --------------   -------------------------------------  ---------------------------------------

    Net realized gain (loss) and
change in
       unrealized appreciation
(depreciation)
       on investments                  (1,654,719)    (1,057,352) (9,975,233)    (987,179)        563,106      319,763      (2,092)

                                     --------------   -------------------------------------  ---------------------------------------

  Net increase (decrease) in net
assets
    resulting from operations         ($1,389,278)    ($1,265,517($10,188,150)  ($817,935)     $1,910,542     $660,308   $1,359,298

                                     ==============   =====================================  =======================================

(1) Net of foreign withholding taxes of $4,355 and $28,602 for Large
Capitalization Value and International Equity, respectively.



See accompanying notes to
financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
                                     Large Capitalization    Large Capitalization   Small                  International
                                             Value                  Growth          Capitalization           Equity
                                     Portfolio               Portfolio              Portfolio               Portfolio
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------


                                    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended Year Ended  Year Ended  Year Ended
                                      August    August 31,    August    August 31,  August     August 31,    August    August 31,
                                      31,1998      1997       31,1998      1997      31,1998      1997       31,1998      1997
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
Operations
  Net investment income (loss)         $265,441    $146,306  ($208,165)   ($48,190) ($212,917)  ($161,829)    $169,244     $30,456

  Net realized gain (loss) on         2,725,132     818,090   1,988,666   2,749,355  6,233,807   3,054,526   (261,415)      53,835
investments

  Net change in unrealized
appreciation
      (depreciation) on             (4,379,851)   5,463,243 (3,046,018)   9,619,691 (16,209,040) 1,552,671   (725,764)     933,958
investments
    Net increase (decrease) in net
assets
      resulting from operations     (1,389,278)   6,427,639 (1,265,517)  12,320,856 (10,188,150) 4,445,368   (817,935)   1,018,249


Dividends and Distributions to
Shareholders
  Net investment income               (644,832)   (127,527)     --          --          --         --         (45,288)   (162,685)

  Net realized gain                   (403,394)   (390,714) (2,127,182)     --      (1,999,133)(1,384,063)     --            (164)

    Total dividends and
distributions
      to shareholders               (1,048,226)   (518,241) (2,127,182)     --      (1,999,133)(1,384,063)    (45,288)   (162,849)


Share Transactions of
Beneficial Interest
  Net proceeds from shares sold      22,550,001  13,038,032  38,698,508  18,266,314 27,403,860   8,766,703  12,655,895   4,769,883

  Reinvestment of dividends and       1,033,971     512,658   2,098,815     --       1,991,614   1,374,155      44,303     159,504
distributions

  Cost of shares redeemed           (8,181,548) (8,058,730) (18,066,310)(17,350,873)(22,754,879(6,492,135) (3,258,982) (2,252,818)

    Net increase in net assets
from share
      transactions of beneficial     15,402,424   5,491,960  22,731,013     915,441  6,640,595   3,648,723   9,441,216   2,676,569
interest


        Total increase (decrease)    12,964,920  11,401,358  19,338,314  13,236,297 (5,546,688)  6,710,028   8,577,993   3,531,969
in net assets


Net Assets
  Beginning of period                29,675,817  18,274,459  47,198,493  33,962,196 28,781,404  22,071,376  10,388,907   6,856,938

  End of period (including
undistributed
    (overdistributed) net
investment income of
    $240,241, $100,766; $1,896,
$1,896; $1,896,
   $1,896; $117,534, ($6,422);
$1,896, $1,533;
   $1,896, $1,073; $1,896 and $0,
    respectively)                   $42,640,737 $29,675,817 $66,536,807 $47,198,493 $23,234,716$28,781,404 $18,966,900 $10,388,907


Shares of Beneficial Interest
Issued and Redeemed
  Issued                              1,117,754     797,161   1,870,662   1,172,529  1,776,392     671,535   1,018,919     456,093

  Issued from reinvestment of
dividends
    and distributions                    53,897      32,655     110,927     --         132,814     107,862       4,108      15,919

  Redeemed                            (420,168)   (496,095)   (892,288) (1,112,030) (1,455,961)  (492,311)   (252,535)   (219,913)

    Net increase                        751,483     333,721   1,089,301      60,499    453,245     287,086     770,492     252,099





                                    Investment Quality Bond  Municipal              U.S. Government Money
                                                               Bond                         Market
                                     Portfolio               Portfolio              Portfolio



                                    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                      August    August 31,    August    August 31,  August     August 31,
                                      31,1998      1997       31,1998      1997      31,1998      1997

Operations
      (depreciation) on              $1,347,436  $1,025,416    $340,545    $261,692 $1,361,390  $1,128,847
investments
    Net increase (decrease) in net      171,095    (24,955)      38,175      24,803    (2,092)       (101)
assets
      resulting from operations

                                        392,011     385,534     281,588     179,068     --         --

Dividends and Distributions to
Shareholders                          1,910,542   1,385,995     660,308     465,563  1,359,298   1,128,746

  Net investment income

  Net realized gain

    Total dividends and
distributions
      to shareholders               (1,347,402) (1,046,193)   (352,177)   (260,619) (1,361,390)(1,128,847)

                                       (33,855)     --         (10,602)     (1,073)     --         --

Share Transactions of
Beneficial Interest                 (1,381,257) (1,046,193)   (362,779)   (261,692) (1,361,390)(1,128,847)

  Net proceeds from shares sold

  Reinvestment of dividends and distributions

  Cost of shares redeemed

    Net increase in net assets       19,032,965  11,370,735   4,305,933   3,823,165 45,684,586  29,208,442
from share
      transactions of beneficial      1,403,653   1,022,378     359,150     259,144  1,324,090   1,098,942
interest

                                    (7,749,618) (7,089,550) (2,391,818) (1,770,754) (37,085,981(24,641,813)

        Total increase (decrease) in net assets

                                     12,687,000   5,303,563   2,273,265   2,311,555  9,922,695   5,665,571

Net Assets
  Beginning of period                13,216,285   5,643,365   2,570,794   2,515,426  9,920,603   5,665,470

  End of period (including
undistributed
    (overdistributed) net
investment income of
    $240,241, $100,766; $1,896,      22,507,414  16,864,049   7,223,174   4,707,748 28,571,770  22,906,300
$1,896; $1,896,

   $1,896; $117,534, ($6,422);
$1,896, $1,533;
   $1,896, $1,073; $1,896 and $0,
    respectively)


Shares of Beneficial Interest
Issued and Redeemed                 $35,723,699 $22,507,414  $9,793,968  $7,223,174 $38,492,373$28,571,770

  Issued

  Issued from reinvestment of
dividends
    and distributions

  Redeemed                            1,863,681   1,132,061     407,955     376,537 45,684,586  29,208,442

    Net increase

                                        137,462     101,660      34,043      25,376  1,324,090   1,098,942
                                      (759,027)   (705,446)   (227,322)   (173,590) (37,085,981(24,641,813)

See accompanying notes to             1,242,116     528,275     214,676     228,323  9,922,695   5,665,571
financial statements.




August 31,1998

NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Unified Fund Services, Inc. (the "Administrator") provides the Trust with administrative services. Unified Management Corporation serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) Valuation of Investments

       Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) Federal Income Tax

       It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantally all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

       (c) Deferred Organization
Expenses

       In connection with the Trust's organization, each Portfolio incurred approximately $66,000 in costs. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of operations.

       (d) Security Transactions and Other
Income

       Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (e) Dividends and
Distributions

       The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                       Income
                                      Dividends    Capital
                                                    Gains
                                     -------------------------
                    Large             annually     annually
Capitalization Value
                    Large             annually     annually
Capitalization Growth
                    Small             annually     annually
Capitalization
                    International     annually     annually
Equity
                    Investment         daily *     annually
Quality Bond
                    Municipal Bond     daily *     annually
                    U.S. Government    daily *     annually
Money Market
                         *  paid
monthly

       Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.






                                                           41

August 31,1998

NOTES TO FINANCIAL STATEMENTS (continued)


       (f) Purchased Put Option Accounting
Policy

       When a Portfolio purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Portfolio, as purchaser of an option, has control over whether the option is exercised. If an option expires, the Portfolio realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss. If a Portfolio enters into a closing sale transaction, the difference between the premium paid and the amount received from the sale is the realized gain or loss.
       When a Portfolio purchases a put option, it is generally to hedge against adverse movements in the value of Portfolio holdings. The risk of buying an option is that the Portfolio will pay a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing securities transaction if an illiquid market exists or the counter parties develop the inability to meet the terms of their contracts. No options were outstanding as of August 31,1998.

       (g) Allocation of Expenses

       Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis. Actual results could differ from those estimates.

       (h) Other
       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

       For the year ended August 31,1998, the Manager voluntarily waived all of its management fees and assumed $32,002 in other operating expenses for Municipal Bond . The Manager also voluntary waived $33,711; $7,982; $52,919; $43,500; $21,840 and $53,369 in management fees for Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond and U.S. Government Money Market, respectively, for the year ended August 31,1998.

       The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

       (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

       (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the year ended August 31,1998 was accrued at an annual rate of the lesser of .12% of each Portfolio's average daily net assets or $234,000 (exclusive of out of pocket administration fees) for the Trust.

3.    PURCHASES AND SALES OF SECURITIES

       For the year ended August 31,1998 purchases and sales of investment securities, other than short-term securities were as follows:

                                      Purchases     Sales
                                     -------------------------
                    Large            $25,903,978  $17,025,220
Capitalization Value
                    Large             46,614,877   26,527,334
Capitalization Growth
                    Small             35,894,826   31,070,795
Capitalization
                    International     17,135,696    8,004,797
Equity
                    Investment
Quality Bond                          24,445,171   11,783,090
                    Municipal Bond     3,677,238    1,472,575



4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

       At  August   31,1998,   the   composition   of  unrealized   appreciation
(depreciation) of investment securities were as follows:

                                     Appreciation(Depreciation)   Net
                                     -------------------------------------
                    Large             $5,563,618 ($2,555,342)  $3,008,276
Capitalization Value
                    Large             13,653,357  (4,637,226)   9,016,131
Capitalization Growth
                    Small                789,150 (11,452,032) (10,662,882)
Capitalization
                    International      1,813,280  (1,652,559)     160,721
Equity
                    Investment
Quality Bond                             565,428     (54,531)     510,897
                    Municipal Bond       463,304            0     463,304

For U.S. federal income tax, the cost of securities owned at August 31,1998 was substantially the same as the cost of securities for financial statement purposes.


                                                           42

August 31,1998

NOTES TO FINANCIAL STATEMENTS (continued)




5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited shares of beneficial interest authorized with $.001 par value per share.

6.    CAPITAL LOSS CARRYFORWARDS

       At August 31,1998, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

         Name of Portfolio          Total    2003   2004    2005          2006
         -----------------          -----    ----   ----    ----          ----

   International Equity Portfolio  $270,290  --      --    $8,875      $261,415
   U.S. Government Money Market       $219   --      --       $32          $187
Portfolio



FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)




                                      INCOME FROM         DIVIDENDS AND
                                       INVESTMENT         DISTRIBUTIONS
                                       OPERATIONS                                                            RATIOS
                           --------------------------------------------------                   ----------------------------
                           --------------------------------------------------                   ----------------------------

                                                                Distributions
                                    Net                              to
                                    Realized
                                       and           Dividends  Shareholders Net          Net   Ratio of    Ratio of
                                                         to                                        Net         Net
                 Net                UnrealizedTotal  Shareholders from Net   Asset       Assets Operating  Investment
                 Asset
                 Value,      Net    Gain(Loss) from   from Net    Realized   Value,      End of  Expenses  Income(Loss)Portfolio
                                                                   Gains
                 Beginning Investment  on     InvestmInvestment      on      End  Total  Period to Average to          Turnover
                                                                              of                           Average
                 of        Income(LoInvestmentOperationIncome   Investments  PerioReturn*(000's)Net        Net Assets  Rate
                 Period                                                                           Assets

International Equity
Portfolio

Year Ended August 31,
   1998          $10.74       $0.13     $0.09  $0.22    ($0.04)      --      $10.922.08% $18,967 1.40% (1)   1.14% (1)  58%
Year Ended August 31,
   1997            9.59        0.23      1.12   1.35     (0.20)      --      10.7414.39% 10,389  1.64% (1)   0.32% (1)  58%
Year Ended August 31,
   1996            9.33        0.00      0.34   0.34     (0.03)       (0.05) 9.59  3.68%  6,857  1.65% (1)   0.23% (1)  58%
 September 2,
1994 (2)
   to August      10.00 (3)    0.05    (0.71) (0.66)     (0.01)      --      9.33         2,907  0.38% (1,4) 1.03% (1,4)36%
31, 1995                                                                          (6.61%)
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management  waived a portion of its management fees.
During all other time  periods  presented  above,  Saratoga  Capital  Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.96% and
0.59%,  respectively,  for the year ended  August  31,1998,  2.76% and  (1.00%),
respectively,   for  the  year  ended   August   31,1997,   3.91%  and  (2.33%),
respectively,  for  the  year  ended  August  31,1996  and  8.96%  and  (7.53%), annualized,  respectively,  for the period  September 2, 1994  (commencement  of operations) to August 31, 1995.

Investment Quality Bond
Portfolio

Year Ended August 31,
   1998          $10.09       $0.50     $0.21  $0.71    ($0.50)      ($0.01) $10.297.21% $35,724 1.19% (1)   4.86% (1)  44%
Year Ended August 31,
   1997            9.91        0.51      0.18   0.69     (0.51)         0.00 10.09 7.16% 22,507  1.28% (1)   5.03% (1)  30%
Year Ended August 31,
   1996           10.08        0.48    (0.16)   0.32     (0.48)       (0.01) 9.91  3.23% 16,864  1.31% (1)   4.84% (1)  55%
 September 2,
1994 (2)
   to August      10.00 (3)    0.60      0.08   0.68     (0.60)      --      10.08 7.12%  4,503  0.45% (1,4) 5.77% (1,4)18%
31, 1995
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management  waived a portion of its management fees.
During all other time  periods  presented  above,  Saratoga  Capital  Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.37% and
4.69%,  respectively,  for the year  ended  August  31,1998,  1.52%  and  4.71%, respectively,  for the year ended August 31,1997, 2.12% and 3.90%, respectively,
for  the  year  ended  August   31,1996  and  7.93%  and  (1.71%),   annualized,
respectively,  for the period September 2, 1994  (commencement of operations) to
August 31,1995.

Municipal Bond
Portfolio

Year Ended August 31,
   1998          $10.33       $0.43     $0.42  $0.85    ($0.44)      ($0.02) $10.728.42% $9,794  1.20% (1)   4.07% (1)  18%
Year Ended August 31,
   1997           10.00        0.43      0.33   0.76     (0.43)      --      10.33 7.67%  7,223  1.21% (1)   4.19% (1)  20%
Year Ended August 31,
   1996            9.93        0.41      0.07   0.48     (0.41)      --      10.00 4.88%  4,708  1.23% (1)   4.03% (1)  12%
 September 2,
1994 (2)
   to August      10.00 (3)    0.51    (0.07)   0.44     (0.51)      --      9.93  4.65%  1,477  0.37% (1,4) 4.79% (1,4)27%
31, 1995
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management waived all of its management fees. During all other time periods presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally,  for the periods  presented  above,  the Portfolio  benefited  from an expense offset arrangement  with its custodian  bank. If such waivers,  assumptions and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets   would  have  been  2.15%  and  3.12%,
respectively,  for the year ended August 31,1998, 2.96% and 2.43%, respectively, for the year ended August 31,1997, 5.32% and (0.12%), respectively, for the year ended August 31,1996 and 20.15% and (14.99%), annualized,  respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.



FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)



                                      INCOME FROM         DIVIDENDS AND
                                       INVESTMENT         DISTRIBUTIONS
                                       OPERATIONS                                                            RATIOS
                           --------------------------------------------------                   ----------------------------
                           --------------------------------------------------                   ----------------------------

                                                                Distributions
                                    Net                              to
                                    Realized
                                       and           Dividends  Shareholders Net          Net   Ratio of    Ratio of
                                                         to                                        Net         Net
                 Net                UnrealizedTotal  Shareholders from Net   Asset       Assets Operating  Investment
                 Asset
                 Value,      Net    Gain(Loss) from   from Net    Realized   Value,      End of  Expenses  Income(Loss)Portfolio
                                                                   Gains
                 Beginning Investment  on     InvestmInvestment      on      End  Total  Period to Average to          Turnover
                                                                              of                           Average
                 of        Income(LoInvestmentOperationIncome   Investments  PerioReturn*(000's)Net        Net Assets  Rate
                 Period                                                                           Assets

Large Capitalization
Value Portfolio

Year Ended August 31,
   1998          $18.57       $0.14     $0.07  $0.21    ($0.39)      ($0.24) $18.150.96% $42,641 1.30% (1)   0.69% (1)  54%
Year Ended August 31,
   1997           14.45        0.09      4.37   4.46     (0.08)       (0.26) 18.5731.37% 29,676  1.31% (1)   0.60% (1)  25%
Year Ended August 31,
   1996           12.30        0.07      2.33   2.40     (0.11)       (0.14) 14.4519.73% 18,274  1.28% (1)   0.97% (1)  26%
 September 2,
1994 (2)
   to August      10.00 (3)    0.15      2.20   2.35     (0.05)      --      12.3023.60%  5,515  0.40% (1,4) 2.29% (1,4)33%
31, 1995
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management  waived a portion of its management fees.
During all other time  periods  presented  above,  Saratoga  Capital  Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.39% and
0.60%,  respectively,  for the year  ended  August  31,1998,  1.56%  and  0.35%, respectively,  for the year ended August 31,1997, 2.19% and 0.04%, respectively,
for  the  year  ended  August   31,1996  and  6.54%  and  (3.85%),   annualized,
respectively,  for the period September 2, 1994  (commencement of operations) to
August 31,1995.

Large Capitalization
Growth Portfolio

Year Ended August 31,
   1998          $17.87     ($0.07)     $0.81  $0.74     --          ($0.78) $17.833.91% $66,537 1.18% (1) (0.34%) (1)  45%
Year Ended August 31,
   1997           13.16      (0.02)      4.73   4.71     --          --      17.8735.79% 47,197  1.36% (1) (0.12%) (1)  53%
Year Ended August 31,
   1996           12.86      (0.02)      0.35   0.33     (0.01)       (0.02) 13.16 2.56% 33,962  1.34% (1) (0.13%) (1)  50%
 September 2,
1994 (2)
   to August      10.00 (3)    0.02      2.85   2.87     (0.01)      --      12.8628.77% 11,107  0.51% (1,4) 0.32% (1,4)23%
31, 1995
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management  waived a portion of its management fees.
During all other time  periods  presented  above,  Saratoga  Capital  Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.25% and
(0.41%),  respectively,  for the year ended August  31,1998,  1.36% and (0.20%),
respectively,   for  the  year  ended   August   31,1997,   1.67%  and  (0.60%),
respectively,  for  the  year  ended  August  31,1996  and  5.00%  and  (4.17%), annualized,  respectively,  for the period  September 2, 1994  (commencement  of operations) to August 31,1995.

Small Capitalization
Portfolio

Year Ended August 31,
   1998          $15.05     ($0.10)   ($4.20) ($4.30)    --          ($0.93) $9.82(30.64%$23,235 1.28% (1) (0.63%) (1)  96%
Year Ended August 31,
   1997           13.58      (0.07)      2.37   2.30     --           (0.83) 15.0518.07% 28,781  1.30% (1) (0.70%) (1) 162%
Year Ended August 31,
   1996           12.62      (0.09)      1.44   1.35    ($0.00)       (0.39) 13.5811.03% 22,071  1.25% (1) (0.83%) (1)  95%
 September 2,
1994 (2)
   to August      10.00 (3)    0.02      2.61   2.63     (0.01)      --      12.6226.38% 15,103  0.42% (1,4) 0.07% (1,4111%
31, 1995
(1) During the fiscal year ended August 31,1998 and the fiscal year ended August
31,1997,  Saratoga Capital  Management  waived a portion of its management fees.
During all other time  periods  presented  above,  Saratoga  Capital  Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.44% and
0.98%,  respectively,  for the year ended  August  31,1998,  1.64% and  (1.04%),
respectively,   for  the  year  ended   August   31,1997,   1.84%  and  (1.42%),
respectively,  for  the  year  ended  August  31,1996  and  3.57%  and  (3.08%), annualized,  respectively,  for the period  September 2, 1994  (commencement  of operations) to August 31,1995.


FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)


                                      INCOME FROM         DIVIDENDS AND
                                       INVESTMENT         DISTRIBUTIONS
                                       OPERATIONS                                                            RATIOS
                           --------------------------------------------------                   ----------------------------
                           --------------------------------------------------                   ----------------------------

                                                                Distributions
                                    Net                              to
                                    Realized
                                       and           Dividends  Shareholders Net          Net   Ratio of    Ratio of
                                                         to                                        Net         Net
                 Net                UnrealizedTotal  Shareholders from Net   Asset       Assets Operating  Investment
                 Asset
                 Value,      Net    Gain(Loss) from   from Net    Realized   Value,      End of  Expenses  Income(Loss)Portfolio
                                                                   Gains
                 Beginning Investment  on     InvestmInvestment      on      End  Total  Period to Average to          Turnover
                                                                              of                           Average
                 of        Income(LoInvestmentOperationIncome   Investments  PerioReturn*(000's)Net        Net Assets  Rate
                 Period                                                                           Assets

U.S. Government Money Market
Portfolio

Year Ended August 31,
   1998          $1.000      $0.045    $0.000  0.045   ($0.045)      --      $1.0004.59% $38,492 1.12% (1)   4.41% (1)  --
Year Ended August 31,
   1997           1.000       0.043     0.000  0.043    (0.043)      --      1.000 4.41% 28,572  1.12% (1)   4.31% (1)  --
Year Ended August 31,
   1996           1.000       0.044     0.000  0.044    (0.044)      --      1.000 4.47% 22,906  1.13% (1)   4.30% (1)  --
 September 2,
1994 (2)
   to August      1.000 (3)   0.052     0.000  0.052    (0.052)      --      1.000 5.36%  5,072  0.40% (1,4) 5.38% (1,4)--
31, 1995


(1) During the fiscal year ended August 31,1998 and the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital
      Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been
      1.30% and 4.24%, respectively, for the year ended August 31,1998, 1.35% and 4.08%, respectively, for the year ended August 31,1997, 1.79% and 3.64%, respectively, for the year ended August 31,1996 and
     6.69% and (0.91%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.
(2) Commencement of
operations.
(3) Initial
offering price.
(4) Annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

INDEPENDENT AUDITOR'S REPORT




To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (the "Trust") (comprising, respectively, the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios) as of August 31, 1998, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 1997, and the financial highlights for the period September 2, 1994, (commencement of operations) to August 31, 1997, were audited by other auditors whose report dated October 28, 1997, expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 1998, the results of their operations, the changes in net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




                                                  Ernst & Young LLP



October 9, 1998


TAX INFORMATION



Federal and certain state and local tax rules require the Trust to advise its shareholders within 60 days of the Trust's fiscal year end (August 31,1998) as to the tax status of the following dividends and distributions received by shareholders during such fiscal year:




                                                   Percentage of           Mid-Term             Long-Term
                                                     Dividends              Capital              Capital
                                                    Qualifying
                                                 for the Corporate           Gain                  Gain              Percentage of
                                                Dividends Received         Dividend              Dividend           Exempt-Interest
                                                     Deduction                28%                  20%                 Dividends
                                                --------------------  --------------------  -------------------  ------------------

     U.S. Government Money Market                                --                    --                   --                   --
Portfolio

     Investment Quality Bond Portfolio                           --               $30,677                   --                   --

     Municipal Bond Portfolio                                    --                $9,354               $1,248               100.00%

     Large Capitalization Value                              56.05%              $198,246             $205,148                    --
Portfolio

     Large Capitalization Growth                                 --            $1,018,944           $1,108,238                    --
Portfolio

     Small Capitalization                                     5.38%            $1,237,374              $50,966                    --
Portfolio

     International Equity                                        --                    --                   --                    --
Portfolio

